Rule 497(e)
File Nos. 333-72042; 811-10559

TALCOTT RESOLUTION LIFE INSURANCE CO
SEPARATE ACCOUNT 11
333-72042    HV-3572 - PremierSolutions State of Connecticut
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Supplement dated January 31, 2024 to your Prospectus dated May 1, 2023
This Supplement dated January 31, 2024 amends certain information contained in the Prospectus dated May 1, 2023.
Appendix A – Underlying Funds
Effective immediately, the Current Expenses for the below-listed funds shown in the Appendix A – Underlying Funds section of the Prospectus dated May 1, 2023 are updated as follows.
Invesco American Franchise Fund - Class A	MFS® Mid Cap Growth Fund - Class A
Invesco Equity and Income Fund - Class A	MFS® Value Fund - Class A
All other information contained in the Appendix A – Underlying Funds section of the Prospectus dated May 1, 2023 remains unchanged.
FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2022)
			1 YEAR	5 YEAR (or since inception)	10 YEAR (or since inception)
US Fund Large Growth	Invesco American Franchise Fund - Class A Adviser: Invesco Advisers, Inc. Subadviser: N/A	0.99%	-31.14%	7.54%	11.47%
US Fund Allocation-- 70% to 85% Equity	Invesco Equity and Income Fund - Class A* Adviser: Invesco Advisers, Inc. Subadviser: N/A	0.78%	-7.72%	5.38%	8.21%
US Fund Mid-Cap Growth	MFS® Mid Cap Growth Fund - Class A* Adviser: Massachusetts Financial Services Company Subadviser: N/A	1.04%	-32.64%	7.52%	11.34%
US Fund Large Value	MFS® Value Fund - Class A* Adviser: Massachusetts Financial Services Company Subadviser: N/A	0.79%	-11.53%	6.00%	10.25%
* This Fund’s Current Expenses reflect a temporary fee reduction.
This Supplement must be accompanied by and read in conjunction with the current Prospectus dated May 1, 2023. Please read this Supplement carefully and retain it for future reference.

2023-PROSUPP-73-HV3572